UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                      Pursuant to Sections 13 and 15(d) of
                       the Securities Exchange Act of 1934



                                December 4, 2002
                Date of Report (Date of earliest event reported)

                               FOSTER WHEELER LTD.
             (Exact Name of Registrant as Specified in Its Charter)

                                                                  22-3802649
        Bermuda                     1-286-2                     (IRS Employer
(State of Incorporation)    (Commission File Number)         Identification No.)

                            Perryville Corporate Park
                         Clinton, New Jersey 08809-4000
                     (Address of Principal Executive Office)

                                 (908) 730-4000
                         (Registrant's Telephone Number,
                              Including Area Code)

                                (Not Applicable)
                         (Former Name or Former Address,
                          If Changed Since Last Report)

Item 5.   OTHER EVENTS

          On December 4, 2002, Foster Wheeler Ltd. issued a press release with respect to the closing of its Dansville, New York, manufacturing facility. The press release, which appears as Exhibit 99.1 hereto, is filed and incorporated herein by reference.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)       Financial Statements:

               None.

(b)       Pro Forma Financial Information:

               None.

(c)       Exhibits:

               The following exhibit is filed as part of this Report to the extent described in Item 5.

               99.1 Press Release dated December 4, 2002.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FOSTER WHEELER LTD.


DATE:  December 4, 2002                 By:   /s/Thomas R. O'Brien
                                           ------------------------------------
                                           Thomas R. O'Brien
                                           General Counsel and
                                           Senior Vice President

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